                       _____________________________


                            SAFECO CORPORATION

                                    AND

                        SAFECO CREDIT COMPANY, INC.


                                    TO


                      THE CHASE MANHATTAN BANK, N.A.


                                  TRUSTEE


                             __________________



                                 INDENTURE


                       DATED AS OF ___________, 1994




                             __________________





                    DEBT SECURITIES ISSUABLE IN SERIES

                           AND MEDIUM-TERM NOTES



                       _____________________________

              SAFECO CORPORATION; SAFECO CREDIT COMPANY, INC.

        RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939
               AND INDENTURE, DATED AS OF ___________, 1994


TRUST INDENTURE
ACT SECTION                                               INDENTURE SECTION

310  (a)(1). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .609
     (a)(2). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .609
     (a)(3). . . . . . . . . . . . . . . . . . . . . . . . . Not Applicable
     (a)(4). . . . . . . . . . . . . . . . . . . . . . . . . Not Applicable
     (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .608
                                                                        610
311  (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 613(a)
     (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 613(a)
     (b)(2). . . . . . . . . . . . . . . . . . . . . . . . . . . .703(a)(2)
                                                                     703(b)
312  (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .701
                                                                     702(a)
     (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 702(b)
     (c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 702(c)
313  (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 703(a)
     (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 703(b)
     (c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 703(a)
                                                                     703(b)
     (d) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 703(c)
314  (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .704
     (b) . . . . . . . . . . . . . . . . . . . . . . . . . . Not Applicable
     (c)(1). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .102
     (c)(2). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .102
     (c)(3). . . . . . . . . . . . . . . . . . . . . . . . . Not Applicable
     (d) . . . . . . . . . . . . . . . . . . . . . . . . . . Not Applicable
     (e) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .102
315  (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 601(a)
     (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .602
                                                                  703(a)(6)
     (c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 601(b)
     (d) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 601(c)
     (d)(1). . . . . . . . . . . . . . . . . . . . . . . . . . . .601(a)(1)
     (d)(2). . . . . . . . . . . . . . . . . . . . . . . . . . . .601(c)(2)
     (d)(3). . . . . . . . . . . . . . . . . . . . . . . . . . . .601(c)(3)
     (e) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .514
316  (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .101
                                                             (Definition of
                                                             "Outstanding")
     (a)(1)(A) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .502
                                                                        512

TRUST INDENTURE
ACT SECTION                                               INDENTURE SECTION

     (a)(1)(B) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .513
     (a)(2). . . . . . . . . . . . . . . . . . . . . . . . . Not Applicable
     (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .508
317  (a)(1). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .503
     (a)(2). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .504
     (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1003
318  (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .107

_______________________

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                             TABLE OF CONTENTS


                                                                       PAGE

PARTIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
RECITALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1


                                ARTICLE ONE
          DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.   Definitions:
               Act . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
               Affiliate . . . . . . . . . . . . . . . . . . . . . . . . .2
               Board of Directors. . . . . . . . . . . . . . . . . . . . .2
               Board Resolution. . . . . . . . . . . . . . . . . . . . . .2
               Business Day. . . . . . . . . . . . . . . . . . . . . . . .2
               Commission. . . . . . . . . . . . . . . . . . . . . . . . .2
               Company; Companies. . . . . . . . . . . . . . . . . . . . .2
               Company Request; Company Order. . . . . . . . . . . . . . .2
               Corporate Trust Office. . . . . . . . . . . . . . . . . . .3
               Corporation . . . . . . . . . . . . . . . . . . . . . . . .3
               Defaulted Interest. . . . . . . . . . . . . . . . . . . . .3
               Depositary. . . . . . . . . . . . . . . . . . . . . . . . .3
               Endorse . . . . . . . . . . . . . . . . . . . . . . . . . .3
               Event of Default. . . . . . . . . . . . . . . . . . . . . .3
               Federal Bankruptcy Code . . . . . . . . . . . . . . . . . .3
               Global Security . . . . . . . . . . . . . . . . . . . . . .3
               Guarantee . . . . . . . . . . . . . . . . . . . . . . . . .3
               Guarantor . . . . . . . . . . . . . . . . . . . . . . . . .3
               Holder. . . . . . . . . . . . . . . . . . . . . . . . . . .3
               Indenture . . . . . . . . . . . . . . . . . . . . . . . . .3
               Interest Payment Date . . . . . . . . . . . . . . . . . . .3
               Interest Rate . . . . . . . . . . . . . . . . . . . . . . .3

               Issuing Company . . . . . . . . . . . . . . . . . . . . . .3
               Maturity. . . . . . . . . . . . . . . . . . . . . . . . . .3
               Officers' Certificate . . . . . . . . . . . . . . . . . . .4
               Opinion of Counsel. . . . . . . . . . . . . . . . . . . . .4
               Original Issue Date . . . . . . . . . . . . . . . . . . . .4
               Outstanding . . . . . . . . . . . . . . . . . . . . . . . .4
               Paying Agent. . . . . . . . . . . . . . . . . . . . . . . .4
               Person. . . . . . . . . . . . . . . . . . . . . . . . . . .4
               Predecessor Security. . . . . . . . . . . . . . . . . . . .4
               Regular Record Date . . . . . . . . . . . . . . . . . . . .5
               Responsible Officer . . . . . . . . . . . . . . . . . . . .5
               Restricted Subsidiary . . . . . . . . . . . . . . . . . . .5
               SAFECO. . . . . . . . . . . . . . . . . . . . . . . . . . .5
               SAFECO Credit . . . . . . . . . . . . . . . . . . . . . . .5
               Securities; Security. . . . . . . . . . . . . . . . . . . .5
               Securities Register; Securities Registrar . . . . . . . . .5
               Series B Notes. . . . . . . . . . . . . . . . . . . . . . .5
               Special Record Date . . . . . . . . . . . . . . . . . . . .5
               Stated Maturity . . . . . . . . . . . . . . . . . . . . . .5
               Subsidiary. . . . . . . . . . . . . . . . . . . . . . . . .5
               Trustee . . . . . . . . . . . . . . . . . . . . . . . . . .5
               Trust Indenture Act . . . . . . . . . . . . . . . . . . . .5
SECTION 102.   Compliance Certificates and Opinions. . . . . . . . . . . .5
SECTION 103.   Form of Documents Delivered to Trustee. . . . . . . . . . .6
SECTION 104.   Acts of Holders . . . . . . . . . . . . . . . . . . . . . .6
SECTION 105.   Notices, Etc. to Trustee and Companies. . . . . . . . . . .7
SECTION 106.   Notice to Holders; Waiver . . . . . . . . . . . . . . . . .7
SECTION 107.   Conflict With Trust Indenture Act . . . . . . . . . . . . .8
SECTION 108.   Effect of Headings and Table of Contents. . . . . . . . . .8
SECTION 109.   Successors and Assigns. . . . . . . . . . . . . . . . . . .8
SECTION 110.   Separability Clause . . . . . . . . . . . . . . . . . . . .8
SECTION 111.   Benefits of Indenture . . . . . . . . . . . . . . . . . . .8
SECTION 112.   Governing Law . . . . . . . . . . . . . . . . . . . . . . .8
SECTION 113.   Non-Business Days . . . . . . . . . . . . . . . . . . . . .8


                                ARTICLE TWO
                              SECURITY FORMS

SECTION 201.   Forms Generally . . . . . . . . . . . . . . . . . . . . . .9
SECTION 202.   Form of Face of Debt Security . . . . . . . . . . . . . . 10
SECTION 203.   Form of Reverse of Debt Security. . . . . . . . . . . . . 11
SECTION 204.   Form of Face of Medium-Term Note. . . . . . . . . . . . . 12
SECTION 205.   Form of Reverse of Medium-Term Note . . . . . . . . . . . 13
SECTION 206.   Guarantee by Guarantor; Form of Guarantee . . . . . . . . 15
SECTION 207.   Additional Provisions Required in Global Security . . . . 16
SECTION 208.   Form of Trustee's Certificate of Authentication . . . . . 17

                               ARTICLE THREE
                              THE SECURITIES

SECTION 301.   Amount Unlimited; Issuable in Series. . . . . . . . . . . 17
SECTION 302.   Denominations . . . . . . . . . . . . . . . . . . . . . . 19
SECTION 303.   Execution, Authentication, Delivery and Dating. . . . . . 19
SECTION 304.   Temporary Securities. . . . . . . . . . . . . . . . . . . 20
SECTION 305.   Registration, Transfer and Exchange . . . . . . . . . . . 20
SECTION 306.   Mutilated, Destroyed, Lost and Stolen Securities. . . . . 21
SECTION 307.   Payment of Interest; Interest Rights Preserved. . . . . . 22
SECTION 308.   Persons Deemed Owners . . . . . . . . . . . . . . . . . . 23
SECTION 309.   Cancellation. . . . . . . . . . . . . . . . . . . . . . . 23
SECTION 310.   The Series B Notes. . . . . . . . . . . . . . . . . . . . 23


                               ARTICLE FOUR
                        SATISFACTION AND DISCHARGE

SECTION 401.   Satisfaction and Discharge of Indenture . . . . . . . . . 24
SECTION 402.   Application of Trust Money. . . . . . . . . . . . . . . . 25


                               ARTICLE FIVE
                                 REMEDIES

SECTION 501.   Events of Default . . . . . . . . . . . . . . . . . . . . 25
SECTION 502.   Acceleration of Maturity; Rescission and
               Annulment . . . . . . . . . . . . . . . . . . . . . . . . 27
SECTION 503.   Collection of Indebtedness and Suits for Enforcement
               by Trustee  . . . . . . . . . . . . . . . . . . . . . . . 28
SECTION 504.   Trustee May File Proofs of Claim. . . . . . . . . . . . . 28
SECTION 505.   Trustee May Enforce Claims Without Possession of
               Securities  . . . . . . . . . . . . . . . . . . . . . . . 29
SECTION 506.   Application of Money Collected. . . . . . . . . . . . . . 29
SECTION 507.   Limitation on Suits . . . . . . . . . . . . . . . . . . . 30
SECTION 508.   Unconditional Right of Holders to Receive Principal
               and Interest  . . . . . . . . . . . . . . . . . . . . . . 30
SECTION 509.   Restoration of Rights and Remedies. . . . . . . . . . . . 30
SECTION 510.   Rights and Remedies Cumulative. . . . . . . . . . . . . . 31
SECTION 511.   Delay or Omission Not Waiver. . . . . . . . . . . . . . . 31
SECTION 512.   Control by Holders. . . . . . . . . . . . . . . . . . . . 31
SECTION 513.   Waiver of Past Defaults . . . . . . . . . . . . . . . . . 32
SECTION 514.   Undertaking for Costs . . . . . . . . . . . . . . . . . . 32
SECTION 515.   Waiver of Stay or Extension Laws. . . . . . . . . . . . . 32


                                ARTICLE SIX
                                THE TRUSTEE

SECTION 601.   Certain Duties and Responsibilities . . . . . . . . . . . 33
SECTION 602.   Notice of Defaults. . . . . . . . . . . . . . . . . . . . 34
SECTION 603.   Certain Rights of Trustee . . . . . . . . . . . . . . . . 34
SECTION 604.   Not Responsible for Recitals or Issuance of
               Securities. . . . . . . . . . . . . . . . . . . . . . . . 35
SECTION 605.   May Hold Securities . . . . . . . . . . . . . . . . . . . 35

SECTION 606.   Money Held in Trust . . . . . . . . . . . . . . . . . . . 35
SECTION 607.   Compensation and Reimbursement. . . . . . . . . . . . . . 35
SECTION 608.   Disqualification; Conflicting Interests . . . . . . . . . 36
SECTION 609.   Corporate Trustee Required; Eligibility . . . . . . . . . 36
SECTION 610.   Resignation and Removal; Appointment of Successor . . . . 36
SECTION 611.   Acceptance of Appointment by Successor. . . . . . . . . . 37
SECTION 612.   Merger, Conversion, Consolidation or Succession to
               Business  . . . . . . . . . . . . . . . . . . . . . . . . 37
SECTION 613.   Preferential Collection of Claims Against a
               Company . . . . . . . . . . . . . . . . . . . . . . . . . 38



                               ARTICLE SEVEN
            HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANIES

SECTION 701.   Companies to Furnish Trustee Names and Addresses of
               Holders . . . . . . . . . . . . . . . . . . . . . . . . . 41
SECTION 702.   Preservation of Information; Communications to
               Holders . . . . . . . . . . . . . . . . . . . . . . . . . 41
SECTION 703.   Reports by Trustee. . . . . . . . . . . . . . . . . . . . 42
SECTION 704.   Reports by Companies. . . . . . . . . . . . . . . . . . . 43


                               ARTICLE EIGHT
           CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.   Companies May Consolidate, Etc. Only on Certain
               Terms . . . . . . . . . . . . . . . . . . . . . . . . . . 44
SECTION 802.   Successor Corporation Substituted . . . . . . . . . . . . 45
SECTION 803.   Limitation on Lease of Properties as an Entirety. . . . . 45


                               ARTICLE NINE
                          SUPPLEMENTAL INDENTURES

SECTION 901.   Supplemental Indentures Without Consent of
               Holders . . . . . . . . . . . . . . . . . . . . . . . . . 45
SECTION 902.   Supplemental Indentures With Consent of Holders . . . . . 46
SECTION 903.   Execution of Supplemental Indentures. . . . . . . . . . . 47
SECTION 904.   Effect of Supplemental Indentures . . . . . . . . . . . . 47
SECTION 905.   Conformity With Trust Indenture Act . . . . . . . . . . . 47
SECTION 906.   Reference in Securities to Supplemental
               Indentures  . . . . . . . . . . . . . . . . . . . . . . . 47


                                ARTICLE TEN
                                 COVENANTS

SECTION 1001.  Payment of Principal and Interest . . . . . . . . . . . . 47
SECTION 1002.  Maintenance of Office or Agency . . . . . . . . . . . . . 47
SECTION 1003.  Money for Securities Payments to be Held in Trust . . . . 48
SECTION 1004.  Payment of Taxes and Other Claims . . . . . . . . . . . . 49

SECTION 1005.  Maintenance of Properties . . . . . . . . . . . . . . . . 49
SECTION 1006.  Statement as to Compliance. . . . . . . . . . . . . . . . 49
SECTION 1007.  Corporate Existence . . . . . . . . . . . . . . . . . . . 50
SECTION 1008.  Limitation Upon Sales of Capital Stock of Restricted
               Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . 50
SECTION 1009.  Limitation Upon Mortgages and Liens . . . . . . . . . . . 50
SECTION 1010.  Waiver of Certain Covenants . . . . . . . . . . . . . . . 51


                              ARTICLE ELEVEN
                         REDEMPTION OF SECURITIES

SECTION 1101.  Applicability of This Article . . . . . . . . . . . . . . 51
SECTION 1102.  Election to Redeem; Notice to Trustee . . . . . . . . . . 51
SECTION 1103.  Selection of Securities to be Redeemed. . . . . . . . . . 52
SECTION 1104.  Notice of Redemption. . . . . . . . . . . . . . . . . . . 52
SECTION 1105.  Deposit of Redemption Price . . . . . . . . . . . . . . . 52
SECTION 1106.  Payment of Securities Called for Redemption . . . . . . . 53



TESTIMONIUM. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 54
SIGNATURES AND SEALS . . . . . . . . . . . . . . . . . . . . . . . . . . 54
ACKNOWLEDGMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 55

     INDENTURE, dated as of ___________, 1994, among SAFECO Corporation, a Washington corporation (hereinafter called "SAFECO," and sometimes referred to herein, as the context requires, as the "Guarantor"), SAFECO Credit Company, Inc., a Washington corporation (hereinafter called "SAFECO Credit") (collectively, the "Companies" and individually, the "Company"),each having a principal office at SAFECO Plaza, Seattle, Washington 98185, and The Chase Manhattan Bank, N.A., a national association, as Trustee (hereinafter called the "Trustee").


                         RECITALS OF THE COMPANIES

     The Companies have duly authorized the creation of the issue of unsecured debt securities from time to time in series (hereinafter called the "Securities") of substantially the tenor hereinafter provided, and to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered the Companies have duly authorized the execution and delivery of this Indenture.

     SAFECO Credit has further authorized the issuance of an initial series of medium-term notes pursuant to Section 310, to be known as its "Medium-Term Notes, Series B" (the "Series B Notes"), the Series B Notes and the certificate of authentication for the Series B Notes to be substantially in the forms set forth herein with such variations as are in this Indenture permitted.

     All things necessary to make the Securities and the Series B Notes, when executed by the Issuing Company and authenticated and delivered hereunder and duly issued by such Company, the valid obligations of such Company, and to make this Indenture a valid agreement of the Companies, in accordance with their and its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                ARTICLE ONE
          DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     SECTION 101.  DEFINITIONS.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) The terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (2) All other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles which are generally accepted at the date or time of such computation; PROVIDED, that when two or more principles are so generally accepted, it shall mean that set of principles consistent with those in use by the Company;

          (4) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

          (5) Terms defined herein with respect to the Series B Notes and not the Securities generally shall apply only to the Series B Notes, terms defined herein with respect to the Securities generally shall apply to the Series B Notes and, unless otherwise provided in the Board Resolution and Officers' Certificate creating another series of Securities, to each other series of Securities, and terms with respect to each series of Securities other than the Series B Notes or the Securities generally shall be defined in the supplemental indenture creating such series of Securities.

     Certain terms, used principally in Article Six, are defined in that Article.

     "ACT" when used with respect to any Holder has the meaning specified in
Section 104.

     "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "BOARD OF DIRECTORS" means either the board of directors or any committee of that board duly authorized to act hereunder of the Company which is the primary obligor of the Securities or the series thereof to which reference is made.

     "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the respective Company to have been duly adopted by the Board of Directors, or such committee of the Board of Directors or officers of such Company to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "BUSINESS DAY" means every day except a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.

     "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

     "COMPANY" or "COMPANIES" means the Person or Persons named as the "Company" or "Companies" in the first paragraph of this instrument until a successor corporation or corporations shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" and "Companies" shall mean such successor corporation or corporations.

     "COMPANY REQUEST" and "COMPANY ORDER" mean, respectively, a written request or order signed in the name of the applicable Company by the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

     "CORPORATE TRUST OFFICE" means the principal office of the Trustee in The City of New York, or any other office designated by the Trustee, at which at any particular time its corporate trust business shall be administered.

     "CORPORATION" includes corporations, associations, companies and business trusts.

     "DEFAULTED INTEREST" has the meaning specified in Section 307.

     "DEPOSITARY" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to Section 301.

     "ENDORSE" means, as to any Guarantee, to set forth on the reverse of any Security.

     "EVENT OF DEFAULT," unless otherwise specified in the supplemental indenture creating a series of Securities, has the meaning specified in Article Five.

     "FEDERAL BANKRUPTCY CODE" means the Bankruptcy Reform Act of 1978, as amended, Title 11, United States Code, and any successor statutes thereto.

     "GLOBAL SECURITY" means a Security in the form prescribed in Section 207 evidencing all or part of a series of Securities, issued to the Depositary or its nominee for such Series, and registered in the name of such Depositary or nominee.

     "GUARANTEE" means any guarantee of the Guarantor Endorsed on a Security authenticated and delivered pursuant to this Indenture and shall include the guarantees set forth in Section 206.

     "GUARANTOR" means the Person named as "Guarantor" in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall include such successor corporation.

     "HOLDER" means a Person in whose name a Security is registered in the Securities Register.

     "INDENTURE" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

     "INTEREST PAYMENT DATE" means as to each series of Securities the Stated Maturity of an installment of interest on such Securities.

     "INTEREST RATE" means the rate of interest specified or determined as specified in each Security as being the rate of interest payable on such Security.

     "ISSUING COMPANY" means the primary obligor of the Securities or the series thereof to which reference is made.

     "MATURITY" when used with respect to any Security means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "OFFICERS' CERTIFICATE" means a certificate signed by the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary of applicable Company, and delivered to the Trustee.

     "OPINION OF COUNSEL" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be counsel for the Company acceptable to the Trusteee, or who may be other counsel acceptable to the Trustee.

     "ORIGINAL ISSUE DATE" means the date of issuance specified as such in each Security.

     "OUTSTANDING" means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for whose payment money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Securities; and

          (iii) Securities in substitution for or in lieu of which other Securities have been authenticated and delivered or which have been paid pursuant to Section 306, unless proof satisfactory to the Trustee is presented that any such Securities are held by Holders in whose hands such Securities are valid, binding and legal obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by either Company or any other obligor upon the Securities or any Affiliate of either Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not a Company or any other obligor upon the Securities or any Affiliate of a Company or such other obligor. Upon request of the Trustee, the Companies shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by either Company to be owned or held by or for the account of either Company, or any other obligor on the Securities or any Affiliate of either Company or such obligor, and, subject to the provisions of Section 601, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

     "PAYING AGENT" means any Person authorized by the issuing Company to pay the principal of or interest on any Securities on behalf of such Company.

     "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

     "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date with respect to the Securities of a series means the date which is fifteen days next preceding such Interest Payment Date (whether or not a Business Day).

     "RESPONSIBLE OFFICER" when used with respect to the Trustee means any officer of the Trustee assigned by the Trustee from time to time to administer its corporate trust matters.

     "RESTRICTED SUBSIDIARY" means SAFECO Credit Company, Inc., SAFECO Insurance Company of America, General Insurance Company of America, First National Insurance Company of America, SAFECO National Insurance Company, SAFECO Life Insurance Company, any subsidiary of the foregoing, and any subsidiary of either Company (including a subsidiary of a subsidiary), other than SAFECO Management Corporation and GSL Corporation, which shall hereafter succeed by merger or otherwise to a major part of the business of one of the six subsidiaries above named.

     "SAFECO" means SAFECO Corporation, a Washington corporation, and any successor thereto.

     "SAFECO CREDIT" means SAFECO Credit Company, Inc., a Washington corporation, and any successor thereto.

     "SECURITIES" or "SECURITY" means any debt securities or debt security, as the case may be, authenticated and delivered under this Indenture.

     "SECURITIES REGISTER" and "SECURITIES REGISTRAR" have the respective meanings specified in Section 305.

     "SERIES B NOTES" has the meaning specified in Section 310.

     "SPECIAL RECORD DATE" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

     "STATED MATURITY" when used with respect to any Security or any installment of interest thereon means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

     "SUBSIDIARY" means any corporation of which at the time of determination either Company and/or one or more Subsidiaries owns or controls directly or indirectly more than 50% of the outstanding shares of voting stock.

     "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

     "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905.

     SECTION 102.  COMPLIANCE CERTIFICATES AND OPINIONS.

     Upon any application or request by a Company to the Trustee to take any action under any provision of this Indenture, such Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance by or on behalf of a Company with a condition or covenant provided for in this Indenture shall include

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     SECTION 103.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of a Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of a Company stating that the information with respect to such factual matters is in the possession of such Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate of opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     SECTION 104.  ACTS OF HOLDERS.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given to or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Companies. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Companies and any agent of the Trustee or the Companies, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a Person acting in other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

     (c) The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine.

     (d)  The ownership of Securities shall be proved by the Securities
Register.

     (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     SECTION 105.  NOTICES, ETC., TO TRUSTEE AND COMPANIES.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by a Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

          (2) a Company by the Trustee or by any Holder shall be sufficient for every purpose (except as otherwise provided in Section 501 hereof) hereunder if in writing and mailed, first class, postage prepaid, to such Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by such Company.

     SECTION 106.  NOTICE TO HOLDERS; WAIVER.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Holder affected by such event, at his address as it appears in the Securities Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other

Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     SECTION 107.  CONFLICT WITH TRUST INDENTURE ACT.

     If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

     SECTION 108.  EFFECT OF HEADINGS AND TABLE OF CONTENTS.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 109.  SUCCESSORS AND ASSIGNS.

     All covenants and agreements in this Indenture by the Companies shall bind their successors and assigns, whether so expressed or not.

     SECTION 110.  SEPARABILITY CLAUSE.

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 111.  BENEFITS OF INDENTURE.

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent and their successors and assigns and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 112.  GOVERNING LAW.

     This Indenture, the Securities and the Guarantees shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 113.  NON-BUSINESS DAYS.

     In any case where any Interest Payment Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or the Securities) payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or at the Stated Maturity, and no interest shall accrue for the period from and after such Interest Payment Date or Stated Maturity, as the case may be.

                                ARTICLE TWO
                              SECURITY FORMS

     SECTION 201.  FORMS GENERALLY.

     The Securities of each series and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, or in such other form or forms as shall be established by or pursuant to a Board Resolution, or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Securities may be authenticated and delivered pursuant to such procedures acceptable to the Trustee ("Procedures") as may be specified from time to time by Company Order. Procedures may authorize authentication and delivery pursuant to oral instructions of the Issuing Company or a duly authorized agent, which instructions shall be promptly confirmed in writing.

     Prior to the delivery of a Security in any such form to the Trustee for authentication, the issuing Company shall deliver to the Trustee the following:

          (a) An order of the Company in accordance with applicable Procedures requesting the Trustee's authentication and delivery of all or a portion of the Securities of such series;

          (b) The Board Resolution by or pursuant to which such form of Security has been approved, and the Board Resolution, if any, by or pursuant to which the terms of the Securities of such series have been approved, and, if pursuant to a Board Resolution, an Officer's Certificate describing the action taken;

          (c) An Officer's Certificate dated the date such certificate is delivered to the Trustee, stating that all conditions precedent provided for in this Indenture relating to the authentication and delivery of Securities in such form and with such terms have been complied with; and

          (d) An Opinion of Counsel stating that (i) the form of such Securities has been duly authorized and approved in conformity with the provisions of this Indenture; (ii) the terms of such Securities have been duly authorized and determined in conformity with the provisions of this Indenture, or, if such terms are to be determined pursuant to Procedures, when so determined such terms shall have been duly authorized and determined in conformity with the provisions of this Indenture; (iii) Securities in such form when completed by appropriate insertions and executed and delivered by the Issuing Company to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture within the authorization as to aggregate principal amount established from time to time by the Board of Directors, and sold in the manner specified in such Opinion of Counsel, will be the valid and binding obligations of the Issuing Company enforceable in accordance with their terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium, liquidation, receivership, conservatorship, rehabilitation and other similar laws relating to or affecting creditors' rights generally, or by general equitable principles (regardless of whether such enforceability is in a proceeding in equity or at law); and (iv) if such Securities are guaranteed as to payment and performance by the Guarantor, in accordance with Section 206 hereof, such Guarantee will be the valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium, liquidation, receivership, conservatorship, rehabilitation and other similar laws relating to or affecting creditors' rights generally, or by general equitable principles (regardless of whether such enforceability is in a proceeding in equity or at law);

PROVIDED, HOWEVER, that the Trustee shall be entitled to receive (b), (c) and
(d) only at or prior to the first request of the Issuing Company to the Trustee to authenticate Securities of such series.

     The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

     SECTION 202.  FORM OF FACE OF DEBT SECURITY.

                            SAFECO CORPORATION
                ____ % Debt Security Due ____________, ____

Original Issue Date: ______________                  No. _________
Principal Amount: $_________________
Interest Rate: ___________________

     SAFECO CORPORATION, a Washington corporation (hereinafter called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______ _____________ or registered assigns, the principal sum of _____________________ Dollars on ____________, ____, and to pay interest thereon from the Original Issue Date, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on ____________ and _____________ in each year, at the rate of _____ % per annum on the basis of a 360-day year consisting of twelve 30-day months, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest which shall be the ____________ or ____________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture. Payment of the principal of and interest on this Security will be made by check at the office or agency of the Company maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear in the Securities Register.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by The Chase Manhattan Bank, N.A., the Trustee under the Indenture, or its successors thereunder, by the manual signature of one of its authorized officers, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: __________                       SAFECO CORPORATION


                                   By ____________________________
                                         President

Attest:


_____________________
Secretary

     SECTION 203.  FORM OF REVERSE OF DEBT SECURITY.

                            SAFECO CORPORATION
             ____ % Debt Security Due __________________, _____

     This Security is one of a duly authorized issue of Securities of SAFECO Corporation designated as its _____ % Debt Securities Due _________________ (herein, together with certain other debt securities issued by SAFECO Credit Company, Inc. and guaranteed by SAFECO Corporation, called the "Securities"), limited in aggregate principal amount to $____________, issued and to be issued under an indenture dated as of ___________, 1994 (herein called the "Indenture") among SAFECO Corporation, SAFECO Credit Company, Inc. (collectively, the "Companies") and The Chase Manhattan Bank, N.A., as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Companies, the Trustee and the Holders of the Securities, and the terms upon which the Securities are, and are to be, authenticated and delivered.

     If an Event of Default shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Companies and the rights of the Holders of Securities under the Indenture at any time by the Companies and the Trustee with the consent of the Holders of 66-2/3% in aggregate principal amount of the Outstanding Securities of each series affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of Outstanding Securities of a series, on behalf of the Holders of the Securities of such series, to waive compliance by the Companies with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security or such other Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the time, place, and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, this Security is transferable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment for transfer, the Companies, the Trustee and any agent of the Companies or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Companies, the Trustee nor any such agent shall be affected by notice to the contrary.

     All the terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     SECTION 204.  FORM OF FACE OF MEDIUM-TERM NOTE.

                        SAFECO CREDIT COMPANY, INC.
                       Medium-Term Note, Series ____

Original Issue Date: _____________                        No. ________
Principal Amount: $ ________________
Interest Rate: ___________________

     SAFECO CREDIT COMPANY, INC., a Washington corporation (hereinafter called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______ ____________ or registered assigns, the principal sum of ____________________ Dollars on ____________, ____, and to pay interest thereon from the Original Issue Date or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on ____________ and ____________ in each year, commencing with the Interest Payment Date immediately following the Original Issue Date shown above at the rate per annum equal to the Interest Rate shown above on the basis of a 360-day year consisting of twelve 30-day months, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest which shall be the ____________ or ____________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture. Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear in the Securities Register.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by The Chase Manhattan Bank, N.A., the Trustee under the Indenture, or its successors thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under corporate seal.

Dated: ___________                 SAFECO CREDIT COMPANY, INC.


                              By ________________________________
                                   President
Attest:

_____________________
Secretary

     SECTION 205.  FORM OF REVERSE OF MEDIUM-TERM NOTE.

                        SAFECO CREDIT COMPANY, INC.
                       Medium-Term Note, Series ___

     This Note is one of a duly authorized issue of Notes of SAFECO Credit Company, Inc., guaranteed by SAFECO Corporation (herein, together with certain debt securities issued by SAFECO Corporation, called the "Securities"), limited in aggregate principal amount to $__________, issued and to be issued in one or more series under an indenture dated as of ___________, 1994 (herein called the "Indenture") among SAFECO Corporation, SAFECO Credit Company, Inc. (collectively, the "Companies") and The Chase Manhattan Bank, N.A., as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Companies, the Trustee and the Holders of the Securities, and the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof; different Notes of the series may vary as to original issue date, amount and maturity date.

     If an Event of Default shall occur and be continuing, the principal of all the Notes of the series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Notes of this series may not be redeemed prior to maturity.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Companies and the rights of the Holders of Securities under the Indenture at any time by the Companies and the Trustee with the consent of the Holders of 66-2/3% in aggregate principal amount of the Outstanding Securities of each series affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of Outstanding Securities of a series, on behalf of the Holders of the Securities of such series, to waive compliance by the Companies with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note or such other Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable on the Securities Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes of this series are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment for transfer, the Companies, the Trustee and any agent of the Companies or the Trustee may treat the Person in whose name this
Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Companies, the Trustee nor any such agent shall be affected by notice to the contrary.

     All the terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     SECTION 206.  GUARANTEE BY GUARANTOR; FORM OF GUARANTEE.

     The Guarantor by its execution of this Indenture hereby agrees with each Holder of a Security issued by SAFECO Credit and authenticated and delivered by the Trustee, and with the Trustee on behalf of each such Holder, to be unconditionally bound by the terms and provisions of the Guarantee set forth below and authorizes SAFECO Credit, in the name and on behalf of the Guarantor, to confirm such Guarantee to the Holder of each such Security by its execution and delivery of each such Security, with such Guarantee Endorsed thereon with the facsimile signature of the Guarantor, authenticated and delivered by the Trustee. When delivered pursuant to the provisions of Section 303 hereof, Guarantees so set forth on the Security shall bind the Guarantor notwithstanding the fact that such Guarantee does not bear the signature of the Guarantor.

     Guarantees to be Endorsed on the Securities shall, subject to Section 201, be substantially in the form set forth below:

                                 GUARANTEE

     For value received, SAFECO Corporation, a corporation organized under the laws of the State of Washington (herein called the "Guarantor", which term includes any successor corporation under the Indenture referred to in the Security upon which this Guarantee is Endorsed), hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is Endorsed and to the Trustee on behalf of each such Holder the due and punctual payment of the principal of and interest on such Security, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration or otherwise, according to the terms thereof and of the Indenture referred to therein, and the performance of all obligations of SAFECO Credit Company, Inc., a corporation organized under the laws of the State of Washington (herein called the "Company", which term includes any successor corporation under such Indenture) under the Indenture. In case of the failure of the Company, punctually to make any such payment of principal or interest, or to perform any of its obligations under the Indenture, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration or otherwise, or to fulfill the obligations of the Company under the Indenture, and as if such payment were made, or such obligation was performed, by the Company.

     The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Security or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor; PROVIDED, HOWEVER, that the foregoing shall not be construed to limit or restrict any defenses of the Guarantor based on a claim that the Holder has breached any obligation under the Security, or is not in fact the Holder of such Security. The Guarantor hereby waives notice of acceptance of or reliance on this Guarantee, diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in such Security and this Guarantee.

     The Guarantor shall be subrogated to all rights of the Holder of such Security and the Trustee against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; PROVIDED, HOWEVER, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of and interest on all Securities issued under such Indenture, the payment and performance of which have been guaranteed by the Guarantor, shall have been paid in full.

     No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of and interest on the Security upon which this Guarantee is Endorsed.

     This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture. The Guarantor has been duly authorized to execute this Guarantee.

     All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

     This Guarantee shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of the State of New York.

Dated: _________                   SAFECO CORPORATION


                              By ________________________________
                                   President

Attest:


_____________________
Secretary

     SECTION 207.  ADDITIONAL PROVISIONS REQUIRED IN GLOBAL SECURITY.

     Any Global Security issued hereunder shall, in addition to the provisions contained in Sections 202, 203, 204, 205 and 206, bear a legend in substantially the following form:

          "This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in such limited circumstances. Every Security delivered upon registration of transfer of, or in exchange for, or in lieu of, this Global Security shall be a Global Security subject to the foregoing, except in the limited circumstances described above.

          Unless this certificate is presented by an authorized representative of The Depositary Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is to be made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

     SECTION 208.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

     This is one of the Securities referred to in the within-mentioned
Indenture.

                    The Chase Manhattan Bank, N.A.,
                    as Trustee



                    By ________________________________
                         Authorized Officer


                               ARTICLE THREE
                              THE SECURITIES

     SECTION 301.  AMOUNT UNLIMITED; ISSUABLE IN SERIES.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series, the terms of each of which shall be determined in or pursuant to a Board Resolution and, subject to
Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series (other than the Series B Notes, as to which specific provision is made in Section 310):

          (a) the title of the Securities of such series, which shall distinguish the Securities of the series from all other Securities;

          (b) the limit, if any, upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Indenture;

          (c) the Stated Maturity or Maturities on which the principal of the Securities of such series is payable;

          (d) the Interest Rate or Rates, if any, at which the Securities of such series shall bear interest, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

          (e) the place or places where the principal of and interest on the Securities of such series shall be payable, the place or places where the Securities of such series may be presented for registration of transfer or exchange, and the place or places where notices and demands to or upon the Companies in respect of the Securities of such series may be made;

          (f) the period or periods within or the date or dates on which, if any, the price or prices at which and the terms and conditions upon which the Securities of such series may be redeemed, in whole or in part, at the option of the issuing Company;

          (g) the obligation, if any, of the issuing Company to redeem, repay or purchase the Securities of such series pursuant to any sinking fund, amortization or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

          (h)  the terms of any Guarantee of the Securities of such series;

          (i) the denominations in which any Securities of such series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof;

          (j) the modifications, if any, in the Events of Default or covenants of the issuing Company set forth herein with respect to the Securities of such series;

          (k) the portion of the principal amount of Securities of such series which shall be payable upon declaration of acceleration of the maturity thereof;

          (l) the additions or changes, if any, to this Indenture with respect to the Securities of such series as shall be necessary to permit or facilitate the issuance of the Securities of such series in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

          (m) any index used to determine the amount of payments of principal of and premium, if any, on the Securities of such series and the manner in which such amounts will be determined;

          (n) the issuance of a temporary Global Security representing all of the Securities of such series and exchange of such temporary Global Security for definitive Securities of such series;

          (o) whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Securities, which Depositary shall be a clearing agency registered under the Exchange Act or the basis on which such Global Security may be exchanged for a definitive Security, if different from that set forth in Section 305;

          (p) the provisions, if any, relating to the conversion or exchange of the Securities of any series into Securities of another series or into any other debt or equity securities;

          (q) any deletions from, modifications of or additions to the Events of Default or covenants of the Company with respect to Securities of any series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

          (r) the appointment of a Paying Agent or Agents for the Securities of such series;

          (s) any other terms of the Securities of such series (which terms shall not be inconsistent with the provisions of this Indenture);

or any of the foregoing, all upon such terms as the Board of Directors may determine.

     With respect to the Securities of any series, the issuing Company shall incorporate in or add to the general title of such Securities appropriate words, letters or figures descriptive thereof. Each such Security shall bear upon its face the designation so determined for the series to which it belongs.

     The principal of and interest on the Securities shall be payable at the office or agency of the Companies maintained for such purpose pursuant to
Section 1002; provided, however, that interest may be payable at the option of the Companies by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register.

     SECTION 302.  DENOMINATIONS.

     The Securities of each series shall be in registered form without coupons and other than the Series B Notes, shall be issuable in denominations of $1,000 and any integral multiple thereof, unless otherwise specified in the Board Resolution or supplemental indenture creating such series of Securities.

     SECTION 303.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

     The Securities shall be executed on behalf of a Company by its President or one of its Vice Presidents under its corporate seal reproduced or impressed thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of a Company shall bind such Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Companies may deliver Securities executed by the Companies to the Trustee for authentication; and the Trustee shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized officers, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

     SECTION 304.  TEMPORARY SECURITIES.

     Pending the preparation of definitive Securities of any series, the Companies may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Securities of such series in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

     If temporary Securities of any series are issued, the issuing Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Companies in The City of New York, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the issuing Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations having the same Original Issue Date and Stated Maturity and bearing the same Interest Rate as such temporary Securities. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

     SECTION 305.  REGISTRATION, TRANSFER AND EXCHANGE.

     The Companies shall cause to be kept at the Corporate Trust Office of the Trustee a register in which, subject to such reasonable regulations as it may prescribe, the Companies shall provide for the registration of Securities and of transfers of Securities. Such register is herein sometimes referred to as the "Securities Register." The Trustee is hereby appointed "Securities Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

     Upon surrender for registration of transfer of any Security at the office or agency of the Companies in The City of New York, the Issuing Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denominations, of a like aggregate principal amount, of the same Original Issue Date and Stated Maturity and bearing the same Interest Rate.

     At the option of the Holder, Securities may be exchanged for other Securities of the same issue and series of any authorized denominations, of a like aggregate principal amount, of the same Original Issue Date and Stated Maturity and bearing the same Interest Rate, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the issuing Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any transfer or exchange of Securities shall be the valid obligations of the issuing Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

     Every Security presented or surrendered for transfer or exchange shall (if so required by the Companies or the Securities Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Companies and the Securities Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any transfer or exchange of Securities, but the Companies may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities.

     Notwithstanding any of the foregoing, any Global Security shall be exchangeable pursuant to this Section 305 for Securities registered in the names of Persons other than the Depositary for such Security or its nominee only if
(i) such Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time such Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (ii) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so exchangeable or
(iii) there shall have occurred and be continuing an Event of Default with respect to the Securities. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Securities registered in such names as such Depositary shall direct.

     Notwithstanding any other provision in this Indenture, a Global Security may not be transferred except as a whole by the Depositary with respect to such Global Security to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary.

     Neither Company nor the Trustee shall be required, pursuant to the provisions of this Section, (a) to issue, transfer or exchange any Security of any series during a period beginning at the opening of business 15 days before the day of selection for redemption of Securities pursuant to Article Eleven and ending at the close of business on the day of mailing of notice of redemption, or (b) to transfer or exchange any Security so selected for redemption in whole or in part, except, in the case of any Security to be redeemed in part, any portion thereof not to be redeemed.

     SECTION 306.  MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

     If any mutilated Security is surrendered to the Trustee together with such security or indemnity as may be required by the Companies or the Trustee to save each of them harmless, the issuing Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same issue and series of like tenor and principal amount, having the same Original Issue Date and Stated Maturity and bearing the same Interest Rate as such mutilated, destroyed, lost or stolen Security, and bearing a number not contemporaneously outstanding.

     If there be delivered to a Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) such security or indemnity as may be required by them to save each of them and the Guarantor harmless, then, in the absence of notice to the issuing Company or the Trustee that such Security has been acquired by a bona fide purchaser, the issuing Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same issue and series of like tenor and principal amount, having the same Original Issue Date and Stated Maturity and bearing the same Interest Rate as such mutilated, destroyed, lost or stolen Security, and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, a Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, a Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the issuing Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     SECTION 307.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

     Interest on any Security of any series which is payable, and is punctually paid or duly provided for, on any Interest Payment Date, shall be paid to the Person in whose name that Security (or one or more predecessor Securities) is registered at the close of business on the Regular Record Date for such interest in respect of Securities of such series, except that, unless otherwise provided in the Securities of such series, interest payable on the Stated Maturity of a Security shall be paid to the Person to whom principal is paid. The initial payment of interest on any Security of any series which is issued between a Regular Record Date and the related Interest Payment Date shall be payable as provided in such Security or in the supplemental indenture creating the related series of Securities.

     Any interest on any Security which is payable, but is not timely paid or duly provided for, on any Interest Payment Date for Securities of such series (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Companies, at their election in each case, as provided in Clause (1) or (2) below:

          (1) A Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series in respect of which interest is in default (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class, postage prepaid, to each Holder of a Security of such series at his address as it appears in the Securities Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper, customarily published in the English language on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record

     Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause
     (2).

          (2) A Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of the series in respect of which interest is in default may be listed, and upon such notice as may be required by such exchange (or by the Trustee if the Securities are not listed), if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     SECTION 308.  PERSONS DEEMED OWNERS.

     The Companies, the Trustee and any agent of the Companies or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Companies, the Trustee nor any agent of the Companies or the Trustee shall be affected by notice to the contrary.

     SECTION 309.  CANCELLATION.

     All Securities surrendered for payment, redemption, transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Securities surrendered directly to the Trustee for any such purpose shall be promptly cancelled by it. A Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which such Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities shall be destroyed by the Trustee and the Trustee shall deliver to the acquiring Company a certificate of such destruction.

     SECTION 310.  THE SERIES B NOTES.

     SAFECO Credit hereby creates a series of Securities entitled "Medium-Term Notes, Series B" (the "Series B Notes") in substantially the form of the medium-term note hereinbefore recited. The aggregate principal amount of Series B Notes shall be limited to $50,000,000, exclusive of Series B Notes authenticated and delivered under Sections 304, 305, 306 or 906; PROVIDED, HOWEVER, that the authorized aggregate principal amount of Series B Notes may be increased above such amount by a Board Resolution to such effect. The definitive Series B Notes shall be in minimum denominations of $100,000 and in integral multiples of $1,000 in excess thereof. The terms of the Series B Notes shall be determined by or pursuant to an indenture supplemental hereto, a Board Resolution, or pursuant to the Company Order or Procedures referred to in
Section 201 hereof; PROVIDED, HOWEVER, that Series B Notes shall bear interest only at fixed rates unless otherwise provided in an indenture supplemental
hereto.   Each Series B Note shall be dated the date of its authentication and bear the Original Issue Date or the Original Issue Date of its Predecessor Security first in time. Interest on the Series B Notes will be calculated at a rate per annum based on a 360-day year of twelve months consisting of 30 days each and will be paid semiannually on June 15 and December 15, and on the Stated Maturity set forth on each Series B Note, except that the initial payment of interest on any Series B Note issued between a Regular Record Date and the related Interest Payment Date will be paid on the next succeeding Interest Payment Date. Interest on each Series B Note will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Original Issue Date, until the principal of such Series B Note is paid or made available for payment in accordance with this Indenture. The principal of and interest on the Series B Notes shall be paid by check in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts at the Corporate Trust Office of the Trustee in New York, New York, except that (a) interest, other than interest payable on the Stated Maturity of each Series B Note, shall be paid by check mailed to the Person entitled thereto at such Person's address appearing in the Securities Register, and (b) principal and interest payable on the Stated Maturity of each Series B Note shall be paid only upon surrender of that Series B Note at the Corporate Trust Office of the Trustee, PROVIDED, HOWEVER, that no interest shall accrue on any Series B Note after its Stated Maturity if SAFECO Credit has made the principal amount thereof and any accrued but unpaid interest thereon available for payment. Payment of principal and interest on the Series B Notes is guaranteed by SAFECO.

     The Series B Notes are not subject to redemption prior to their Stated Maturity.


                               ARTICLE FOUR
                        SATISFACTION AND DISCHARGE

     SECTION 401.  SATISFACTION AND DISCHARGE OF INDENTURE.

     This Indenture shall cease to be of further effect (except as to (i) any surviving rights of transfer, substitution and exchange of Securities, (ii) rights hereunder of Holders to receive payments of principal of and interest on the Securities and other rights, duties and obligations of the Holders as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee and (iii) the rights and obligations of the Trustee hereunder), and the Trustee, on demand of and at the expense of the Companies, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

               (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and
          (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Companies and thereafter repaid to the Companies or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

               (B) all such Securities not theretofore delivered to the Trustee for cancellation

                     (i)     have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity within one year, and the Companies, in the case of (i) or (ii) above, have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity;

          (2) each Company has paid or caused to be paid all other sums payable hereunder by such Company; and

          (3) each Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Companies to the Trustee and any predecessor Trustee under
Section 607 shall survive.

     SECTION 402.  APPLICATION OF TRUST MONEY.

     All money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Companies acting as their own Paying Agents) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.


                               ARTICLE FIVE
                                 REMEDIES

     SECTION 501.  EVENTS OF DEFAULT.

     "Event of Default", wherever used herein means with respect to the Series B Notes and, unless otherwise set forth in the Board Resolutions creating such series of Securities, each other series of Securities, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of, or premium, if any, on, any Security of that series at its Maturity; or

          (3) default in the performance, or breach, of any covenant or warranty of a Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Companies by the Trustee or to the Companies and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (4) a default occurs under any bond, mortgage, indenture (including this Indenture) or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for money borrowed of a Company or any Restricted Subsidiary, whether such indebtedness now exists or shall hereafter be created, which default (a) is caused by a failure to pay principal on such indebtedness prior to the expiration of the grace period provided in such indebtedness (a "Payment Default") or (b) results in the acceleration of such indebtedness prior to its express maturity, and in each case, the principal amount of any such indebtedness together with the principal amount of any other such indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $10 million or more, without such acceleration having been rescinded, stayed or annulled, or such indebtedness having been discharged or, in the case of indebtedness contested in good faith by a Company, a bond, letter of credit, escrow deposit or other cash equivalent in an amount sufficient to discharge such indebtedness having been set aside by the Company, within a period of 10 days after there has been given, by registered or certified mail, to the Companies by the Trustee or to the Companies and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such event of default and requiring the Companies to cause such acceleration to be rescinded or annulled or to cause such indebtedness to be discharged and stating that such notice is a "Notice of Default" hereunder; or

          (5) the entry of a decree or order by a court having jurisdiction in the premises adjudging a Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of a Company under the Federal Bankruptcy Code or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of a Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (6) the institution by a Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or State law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of a Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by a Company in furtherance of any such action.

     Upon receipt by the Trustee of any Notice of Default pursuant to this
Section 501 with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to join in such Notice of Default, which record date shall be at the close of business on the day the Trustee receives such Notice of Default. The Holders as of such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such Notice of Default, whether or not such Holders remain Holders after such record date; PROVIDED, that unless Holders of at least 25% in principal amount of the Outstanding Securities of such series, or their proxies, shall have joined in such Notice of Default prior to the day which is 90 days after such record date, such Notice of Default shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new Notice of Default identical to a Notice of Default which has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 501.

     SECTION 502.  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

     If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal of all the Securities of that series to be due and payable immediately, by a notice in writing to the Companies (and to the Trustee if given by Holders), and upon any such declaration such principal shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Companies and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Companies have paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue installments of interest on all Securities of that series,

               (B) the principal of any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities,

               (C) to the extent that payment of such interest is legally enforceable, interest upon overdue installments of interest at the rate borne by the Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

     Upon receipt by the Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; PROVIDED, that unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 502. Notwithstanding anything to the contrary herein, the Trustee shall not be deemed to have notice of defaults or Events of Default until a Responsible Officer has received written notice of such default or Event of Default.

     SECTION 503.  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY
                   TRUSTEE.

     The Companies each covenant that if

          (1) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of any Security at the Maturity thereof, the Companies will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest, with interest upon the overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest at the rate borne by the Securities; and, in addition thereto, all amounts owing the Trustee and any predecessor Trustee under Section 607.

     If a Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against such Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of such Company or any other obligor upon the Securities, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     SECTION 504.  TRUSTEE MAY FILE PROOFS OF CLAIM.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to a Company or any other obligor upon the Securities or the property of a Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on such Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and any predecessor Trustee under Section 607 and of the Holders allowed in such judicial proceeding,

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same, and

          (iii) unless prohibited by law or applicable regulation, to vote on behalf of the Holders in any election of a trustee in bankruptcy or other person performing similar functions;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it and any predecessor Trustee under Section 607.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding except, as aforesaid, for the election of a trustee in bankruptcy or other person performing similar functions.

     SECTION 505.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of all the amounts owing the Trustee and any predecessor Trustee under Section 607, its agents and counsel be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

     SECTION 506.  APPLICATION OF MONEY COLLECTED.

     Any money collected or to be applied by the Trustee with respect to a series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 607;

          SECOND: To the payment of the amounts then due and unpaid upon such series of Securities for principal and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such series of Securities for principal and interest, respectively; and

          THIRD: The balance, if any, to the Person or Persons entitled thereto.

     SECTION 507.  LIMITATION ON SUITS.

     No Holder of any Securities of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver, assignee, trustee, liquidator, sequestrator (or other similar official) or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more Holders of Securities shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Securities.

     SECTION 508.  UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL AND
                 INTEREST.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right which is absolute and unconditional to receive payment of the principal of and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     SECTION 509.  RESTORATION OF RIGHTS AND REMEDIES.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Companies, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     SECTION 510.  RIGHTS AND REMEDIES CUMULATIVE.

     No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 511.  DELAY OR OMISSION NOT WAIVER.

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     SECTION 512.  CONTROL BY HOLDERS.

     The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, PROVIDED that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture,

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

          (3) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would be unjustly prejudicial to the Holders not joining in any such direction or would involve the Trustee in personal liability.

     Upon receipt by the Trustee of any written notice directing the time, method or place of conducting any such proceeding or exercising any such trust or power, with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; PROVIDED, that unless the Holders of a majority in principal amount of the Outstanding Securities of such series shall have joined in such notice prior to the day which is 90 days after such record date, such notice shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new notice identical to a notice which has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 512.

     SECTION 513.  WAIVER OF PAST DEFAULTS.

     The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

          (1) in the payment of the principal of or interest on any Security of such series, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 514.  UNDERTAKING FOR COSTS.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest on any Security on or after the respective Stated Maturities expressed in such Security.

     SECTION 515.  WAIVER OF STAY OR EXTENSION LAWS.

     The Companies each covenant (to the extent that they may lawfully do so) that they will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Companies each (to the extent that they may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                ARTICLE SIX
                                THE TRUSTEE

     SECTION 601.  CERTAIN DUTIES AND RESPONSIBILITIES.

     (a)  Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct except that

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of Holders pursuant to Section 512 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series.

     (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     SECTION 602.  NOTICE OF DEFAULTS.

     Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Securities Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a default in the payment of the principal of or interest on any Security of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of Securities of such series; and PROVIDED, FURTHER, that in the case of any default of the character specified in Section 501(3) or (4) no such notice to Holders of Securities of such series shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

     SECTION 603.  CERTAIN RIGHTS OF TRUSTEE.

     Subject to the provisions of Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, Security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of a Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, indenture, Security or other paper or document, but the Trustee in its discretion may make such inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such inquiry or investigation, it shall be entitled to examine the books, records and premises of the Companies, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h) the Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

     SECTION 604.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Companies, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Companies of Securities or the proceeds thereof.

     SECTION 605.  MAY HOLD SECURITIES.

     The Trustee, any Paying Agent, Securities Registrar or any other agent of a Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Companies with the same rights it would have if it were not Trustee, Paying Agent, Securities Registrar or such other agent.

     SECTION 606.  MONEY HELD IN TRUST.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Companies.

     SECTION 607.  COMPENSATION AND REIMBURSEMENT.

     The Companies each agree

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. This indemnification shall survive the termination of this Agreement.

     As security for the performance of the obligations of the Companies under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of or interest on particular Securities.

     SECTION 608.  DISQUALIFICATION; CONFLICTING INTERESTS.

     The trustee shall comply with the provisions of Section 301(b) of the Trust Indenture Act regarding conflicting interests and disqualifications.

     SECTION 609.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

     There shall at all times be a Trustee hereunder which shall be a corporation or national association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority. If such corporation or national association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or national association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     SECTION 610.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

     (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Companies. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Companies.

     (d)  If at any time:

          (1) the Trustee shall fail to comply with Section 608 after written request therefor by either Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by either Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) either Company by Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Securities of one or more series, the Companies, by a Board Resolution, shall promptly appoint a successor Trustee with respect to the Securities of that or those series. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Companies and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and supersede the successor Trustee appointed by the Companies. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Companies or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, subject to Section 514, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (f) The Companies shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of such series as their names and addresses appear in the Securities Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

     SECTION 611.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Companies and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Companies or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 607. Upon request of any such successor Trustee, the Companies shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

     SECTION 612.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the

Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated, and in case any Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor Trustee or in the name of such successor Trustee, and in all cases the certificate of authentication shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

     SECTION 613.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST A COMPANY.

     (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of a Company within three months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities (as defined in Subsection (c) of this Section):

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and


          (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three-month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

     Nothing herein contained, however, shall affect the right of the Trustee

          (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law;

          (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three-month period;


          (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in Subsection (c) of this Section would occur within three months; or

          (D)  to receive payment on any claim referred to in paragraph (B) or
     (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

     For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

     If the Trustee shall be required to set up a special account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against a Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from such Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against such Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee and the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

     Any Trustee which has resigned or been removed after the beginning of such three-month period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three-month period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

          (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three-month period; and

          (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

     (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from

               (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

               (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

               (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

               (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in Subsection (c) of this Section;

               (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Companies; or

               (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in Subsection (c) of this Section.

     (c)  For the purposes of this Section only:

               (1) The term "default" means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable.

               (2) The term "other indenture securities" means securities upon which either Company is an obligor outstanding under any other indenture
     (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account.

               (3) The term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

               (4) The term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by either Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with such Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

               (5)  The term "Company" means any obligor upon the Securities.


                               ARTICLE SEVEN
            HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANIES

     SECTION 701.  COMPANIES TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

     The Companies will furnish or cause to be furnished to the Trustee

          (i) semi-annually, not more than 15 days after the Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

         (ii) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Companies of any such request, a list of similar form and content as of a date not more that 15 days prior to the time such list is furnished,

EXCLUDING from any such list names and addresses received by the Trustee in its capacity as Securities Registrar.

     SECTION 702.  PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Securities Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

     (b) If three or more Holders (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

         (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Companies and the Trustee that neither the Companies nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request under Section 702(b).

     SECTION 703.  REPORTS BY TRUSTEE.

     (a) Within 60 days after the first May 15 occurring subsequent to the initial issuance of Securities hereunder and within 60 days after May 15 of each year thereafter, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Securities Register, a brief report dated as of such May 15 with respect to:

          (1) any change in its eligibility and its qualifications under Sections 608 and 609;

          (2) the creation of or any material change to a relationship specified in paragraph (1) through (10) of Section 310(b) of the Trust Indenture Act;

          (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding on the date of such report;

          (4) the amount, interest rate and maturity date of all other indebtedness owing by the Companies (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 613(b)(2), (3), (4) or (6);

          (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

          (6) any additional issue of Securities which the Trustee has not previously reported; and

          (7) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 602.

     (b) The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Securities Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

     (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed and also with the Commission. The Companies will notify the Trustee whenever the Securities are listed on any stock exchange.

     SECTION 704.  REPORTS BY COMPANIES.

     The Companies will

          (1) file with the Trustee, within 15 days after any Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which such Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if a Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Companies with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (3) transmit by mail to all Holders, as their names and addresses appear in the Securities Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Companies pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.


                                  ARTICLE EIGHT
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

     SECTION 801.  COMPANIES MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

     Neither Company shall consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, and no Person shall consolidate with or merge into either Company or convey or transfer its properties and assets substantially as an entirety to either Company, unless:

          (1) in case either Company shall consolidate with or merge into another corporation or convey or transfer its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which such Company is merged or the Person which acquires by conveyance or transfer the properties and assets of such Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any state or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all the Securities and the performance of every covenant of this Indenture on the part of such Company to be performed or observed;

          (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

          (3) such Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and the Trustee, subject to
     Section 601, may rely upon such Officers' Certificate and Opinion of Counsel as conclusive evidence that such transaction complies with this
     Section 801.

     SECTION 802.  SUCCESSOR CORPORATION SUBSTITUTED.

     Upon any consolidation or merger by either Company with or into any other corporation, or any conveyance or transfer by such Company of its properties and assets substantially as an entirety to any Person in accordance with Section 801, the successor corporation formed by such consolidation or into which such Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, such Company under this Indenture with the same effect as if such successor corporation had been named as such Company herein; and in the event of any such conveyance or transfer, the Company (which term shall for this purpose mean any Person named as a "Company" in the first paragraph of this Indenture or any successor corporation which shall theretofore become such in the manner described in Section 801) shall be discharged from all obligations and covenants under the Indenture and the Securities and may be dissolved and liquidated. Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Company prior to such successor, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication pursuant to such provisions and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee on its behalf for that purpose pursuant to such provisions. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale or conveyance, such changes in phraseology and form may be made in the Securities thereafter to be issued as may be appropriate.

     SECTION 803.  LIMITATION ON LEASE OF PROPERTIES AS AN ENTIRETY.

     Neither Company shall lease its properties and assets substantially as an entirety to any Person.


                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

     SECTION 901.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

     Without the consent of any Holders, a Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another corporation to such Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities contained; or

          (2) to add to the covenants of such Company, for the benefit of the Holders of Securities of any series, to convey, transfer, assign, mortgage or pledge any property to or with the Trustee or to surrender any right or power herein conferred upon such Company; or

          (3) to provide for the issuance under this Indenture of Securities in bearer form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities for Securities issued hereunder in fully registered form, and to make all appropriate changes for such purpose; or

          (4) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provisions nor (B) modify the right of the Holder of any such Security with respect to such provision or
     (ii) shall become effective only when there are no such Securities outstanding; or

          (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not materially adversely affect the interest of the Holders of Securities of any series.

     SECTION 902.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

     With the consent of the Holders of not less than 66-2/3% in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Companies and the Trustee, the Companies, when authorized by Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of interest on, any Outstanding Security, or reduce the principal amount thereof or the interest thereon, or change the place of payment, or the coin or currency in which any Outstanding Security or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3)  modify any of the provisions of this Section, Section 513 or
     Section 1010, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     SECTION 903.  EXECUTION OF SUPPLEMENTAL INDENTURES.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     SECTION 904.  EFFECT OF SUPPLEMENTAL INDENTURES.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     SECTION 905.  CONFORMITY WITH TRUST INDENTURE ACT.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

     SECTION 906.  REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

     Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the issuing Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by such Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                   ARTICLE TEN
                                    COVENANTS

     SECTION 1001.  PAYMENT OF PRINCIPAL AND INTEREST.

     Each Company will duly and punctually pay the principal of and interest on the Securities of which it is the primary obligor in accordance with the terms of such Securities and this Indenture.

     SECTION 1002.  MAINTENANCE OF OFFICE OR AGENCY.

     The Companies will maintain in The City of New York, an office or agency where Securities may be presented or surrendered for payment and an office or agency where Securities may be surrendered for transfer or exchange and where notices and demands to or upon the Companies in respect of the Securities and this Indenture may be served. The Companies initially appoint the Trustee, acting through its Corporate Trust Office, as their agent for said purposes. The Companies will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Companies shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Companies hereby appoint the Trustee their agent to receive all such presentations, surrenders, notices and demands.

     The Companies may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Companies of their obligation to maintain an office or agency in The City of New York, for such purposes. The Companies will give prompt written notice to the Trustee of any such designation and any change in the location of any such office or agency.

     SECTION 1003.  MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

     If a Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its failure so to act.

     Whenever a Company shall have one or more Paying Agents, it will, prior to each due date of the principal of or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) such Company will promptly notify the Trustee of its failure so to act.

     The Companies will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

          (1) hold all sums held by it for the payment of the principal of or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Companies (or any other obligor upon the Securities) in the making of any payment of principal or interest; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Companies may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Companies or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Companies or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by a Company, in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be paid on Company Request to the Company having issued such Security, or (if then held by such Company) shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the issuing Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of such Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to such Company.

     SECTION 1004.  PAYMENT OF TAXES AND OTHER CLAIMS.

     Each Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon such Company or any Subsidiary or upon the income, profits or property of such Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Companies or any Subsidiary; PROVIDED, HOWEVER, that the Companies shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

     SECTION 1005.  MAINTENANCE OF PROPERTIES.

     Each Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of such Company may be necessary so that business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section shall prevent a Company from discontinuing the operation and maintenance of any of such properties if such discontinuance is, in the judgment of the Board of Directors of such Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

     SECTION 1006.  STATEMENT AS TO COMPLIANCE.

     Each Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement signed by the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Controller or an Assistant Controller of such Company, stating, as to each signer thereof, that

          (1) a review of the activities of such Company during such year and of performance under this Indenture has been made under his supervision, and

          (2) to the best of his knowledge, based on such review, (a) such Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default under Clause (3) or (4) of Section 501, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

     SECTION 1007.  CORPORATE EXISTENCE.

     Subject to Article Eight, each Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory) of such Company and each Restricted Subsidiary; PROVIDED, HOWEVER, that such Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Company or such Restricted Subsidiary and that the loss thereof is not disadvantageous in any material respect to the Holders.

     SECTION 1008. LIMITATION UPON SALES OF CAPITAL STOCK OF RESTRICTED SUBSIDIARIES.

     Neither Company will sell, transfer or otherwise dispose of (except to a Restricted Subsidiary), and it will not permit any Restricted Subsidiary to issue, sell, transfer or otherwise dispose of (except to such Company or to a Restricted Subsidiary), any shares of capital stock of a Restricted Subsidiary, unless the entire capital stock of such Restricted Subsidiary at the time owned by such Company and its Restricted Subsidiaries shall be disposed of at the same time for a consideration consisting of cash or other property, which, in the opinion of the Board of Directors, is at least equal to the fair value thereof.

     SECTION 1009.  LIMITATION UPON MORTGAGES AND LIENS.

     Neither Company will at any time directly or indirectly issue, assume, guarantee or permit to exist any indebtedness secured by a mortgage, pledge, lien or other encumbrance (any mortgage, pledge, lien or other encumbrance being hereinafter in this Section referred to as a "lien") on any of its property or assets, whether now owned or hereafter acquired, without making effective provision whereby the Securities then Outstanding (and, if such Company so elects, any other indebtedness ranking on a parity with the Securities) shall be equally and ratably secured with any such secured indebtedness, so long as any such other indebtedness shall be secured; PROVIDED, HOWEVER, that the foregoing covenant shall not be applicable to the following:

          (a) liens in existence at the initial date of execution of this Indenture;

          (b) liens on real estate (including liens existing in respect of such real estate at the time of acquisition thereof) securing indebtedness in an amount not in excess of 100% of the fair value of the real estate at the time of creation of such indebtedness (as determined by the Board of Directors);

          (c) liens arising from the acquisition of a business as a going concern (whether by merger, acquisition of a controlling stock interest, acquisition of assets or otherwise) or to which assets acquired by the Companies in partial or complete satisfaction of secured indebtedness are subject;

          (d) liens to secure the extension, renewal or replacement of any indebtedness secured by any of the liens referred to in (a), (b) and (c) above, provided that there shall not be an increase in the amount of indebtedness secured by such extension, renewal or replacement; and

          (e) liens of taxes or assessments or governmental charges or levies not then due and delinquent or the validity of which is being contested in good faith or which are less than $1,000,000 in amount; pledges or deposits to secure public or statutory obligations including liens and deposits required or provided for under state insurance laws and similar regulatory statutes; materialmen's, mechanics', carrier's, workmen's, repairmen's, or other like liens, and pledges or deposits made in the ordinary course of business to obtain the release of such liens; liens created by or resulting from any litigation or legal proceeding which is being contested in good faith by appropriate proceedings or which involve claims of less than $1,000,000; deposits to secure (or in lieu of) surety, stay, appeal or customs bonds; deposits to secure the payment of taxes, assessments, customs duties or other similar charges; landlords' liens on property held under lease; and any other liens similar to those described in this Subsection, the existence of which does not, in the opinion of such Company, materially impair the use by such Company of the affected property in the operation of its business, or the value of such property for the purpose of such business.

     SECTION 1010.  WAIVER OF CERTAIN COVENANTS.

     A Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 1004, 1005, and 1007 to 1009, inclusive, with respect to the Securities of any series if before or after the time for such compliance the Holders of at least 66-2/3% in principal amount of the Outstanding Securities of such series and of at least 66-2/3% in principal amount of the Outstanding Securities of all series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Companies in respect of any such covenant or condition shall remain in full force and effect.


                                 ARTICLE ELEVEN
                            REDEMPTION OF SECURITIES


     SECTION 1101.  APPLICABILITY OF THIS ARTICLE.

     Redemption of Securities (whether by operation of a sinking fund or otherwise) as permitted or required by any form of Security issued pursuant to this Indenture shall be made in accordance with such form of Security and this Article; provided, however, that if any provision of any such form of Security shall conflict with any provision of this Article, the provision of such form of Security shall govern. Except as otherwise set forth in the form of Security for such series, each Security shall be subject to partial redemption only in the amount of $1,000 or integral multiples of $1,000.

     SECTION 1102.  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

     The election of a Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of such Company of less than all of the Securities of any particular series, the Company shall, at least 60 days prior to the date fixed for redemption (unless a shorter notice shall be satisfactory to the Trustee) notify the Trustee of such date and of the principal amount of Securities of that series to be redeemed.

     SECTION 1103.  SELECTION OF SECURITIES TO BE REDEEMED.

     If less than all the Securities of a particular series are to be redeemed, the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Securities or portions thereof of such series to be redeemed. The Trustee shall promptly notify the Company in writing of the Securities selected for partial redemption and the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

     SECTION 1104.  NOTICE OF REDEMPTION.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not later than the thirtieth day, and not earlier than the sixtieth day, prior to the date fixed for redemption, to each Holder of Securities to be redeemed, at his address as it appears on the Securities Register.

     With respect to Securities of each series to be redeemed, each notice of redemption shall state:

     (a)  the date fixed for redemption for Securities of such series;

     (b) the redemption price at which Securities of such series are to be redeemed;

     (c) if less than all outstanding Securities of such particular series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Securities to be redeemed;

     (d) that on the date fixed for redemption, the redemption price at which such Securities are to be redeemed will become due and payable upon each such Security or portion thereof, and that interest thereon, if any, shall cease to accrue on and after said date;

     (e) the place or places where such Securities are to be surrendered for payment of the redemption price at which such Securities are to be redeemed;

     (f)  that the redemption is for a sinking fund, if such is the case; and

     (g)  the CUSIP number of the Securities of such series, if any.

Notice of redemption of Securities to be redeemed at the election of a Company shall be given by such Company or, at such Company's request, by the Trustee in the name and at the expense of the Company. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

     SECTION 1105.  DEPOSIT OF REDEMPTION PRICE.

     Prior to the redemption date specified in the notice of redemption given as provided in Section 1104, the Company will deposit with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Securities so called for redemption at the applicable redemption price.

     SECTION 1106.  PAYMENT OF SECURITIES CALLED FOR REDEMPTION.

     If any notice of redemption has been given as provided in Section 1104, the Securities or portions of Securities with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price. On presentation and surrender of such Securities at a place of payment in said notice specified, the said Securities or the specified portions thereof shall be paid and redeemed by the applicable Company at the applicable redemption price.

     Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the holder thereof, at the expense of the Company, a new Security or Securities of the same series, of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Security so presented. If a Global Security is so surrendered, such new Security will also be a new Global Security.

*     *     *     *

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                        SAFECO Corporation
[CORPORATE SEAL]
                                        By______________________________
Attest:                                  R.H. Eigsti,
                                         Chairman, Chief Executive
                                         Officer and President
- ------------------------------
Secretary



                                        SAFECO Credit Company, Inc.
[CORPORATE SEAL]
                                        By______________________________
Attest:                                  W. F. Meany,
                                         President

- ------------------------------
Secretary



                                        THE CHASE MANHATTAN BANK, N.A.

[CORPORATE SEAL]
                                        By_____________________________
Attest:                                  Authorized Officer

- ------------------------------
Assistant Secretary

STATE OF WASHINGTON )
                    ) ss.
COUNTY OF KING      )

     On this _____ day of _______________, 1994, before me personally appeared R.H. Eigsti, to me known to be the Chairman, Chief Executive Officer and President of SAFECO CORPORATION, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed is the corporate seal of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                        ----------------------------------
                                        Notary Public in and for the State
                                        of Washington, residing at Seattle
                                        My appointment expires ___________

[NOTARIAL SEAL]




STATE OF WASHINGTON )
                    ) ss.
COUNTY OF KING      )

     On this _____ day of _______________, 1994, before me personally appeared
W. F. Meany, to me known to be the President of SAFECO CREDIT COMPANY, INC., the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed is the corporate seal of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                             ----------------------------------
                                             Notary Public in and for the State
                                             of Washington, residing at Seattle
                                             My appointment expires ___________

[NOTARIAL SEAL]

STATE OF NEW YORK   )
                    ) ss.
COUNTY OF NEW YORK  )

     On the ____ day of _______________, 1994, before me personally came _______________________, to me known, who being by me duly sworn, did depose and say that he resides at ______________________, that he is a ______________ of
The Chase Manhattan Bank, N.A., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                             ________________________________
[NOTARIAL SEAL]                              Notary Public, State of New York
                                             No. _______
                                             Qualified in New York County
                                             Commission Expires ______________